UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 12, 2011
NATIONAL FUEL GAS COMPANY
(Exact name of registrant as specified in its charter)

New Jersey	1-3880	13-1086010
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6363 Main Street, Williamsville, New York	14221
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (716) 857-7000
Former name or former address, if changed since last report: Not Applicable
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.
National Fuel Gas Company (the “Company”) will participate in the Independent Petroleum Association of America’s Oil & Gas Investment Symposium on April 12, 2011 in New York City. The Company also plans to hold meetings with certain industry analysts, money managers and other members of the financial community. A copy of materials to be presented by the Company during the symposium and provided to participants in the Company’s meetings is furnished as part of this Current Report as Exhibit 99.
Neither the furnishing of the presentation as an exhibit to this Current Report nor the inclusion in such presentation of any reference to the Company’s internet address shall, under any circumstances, be deemed to incorporate the information available at such internet address into this Current Report. The information available at the Company’s internet address is not part of this Current Report or any other report filed or furnished by the Company with the Securities and Exchange Commission.
In addition to financial measures calculated in accordance with generally accepted accounting principles (“GAAP”), the presentation furnished as part of this Current Report as Exhibit 99 contains certain non-GAAP financial measures. The Company believes that such non-GAAP financial measures are useful to investors because they provide an alternative method for assessing the Company’s operating results in a manner that is focused on the performance of the Company’s ongoing operations. The Company’s management uses these non-GAAP financial measures for the same purpose, and for planning and forecasting purposes. The presentation of non-GAAP financial measures is not meant to be a substitute for financial measures prepared in accordance with GAAP.
Certain statements contained herein or in the presentation furnished as part of this Current Report, including statements regarding future prospects, plans, performance and capital structure, anticipated capital expenditures and completion of construction projects, as well as statements that are identified by the use of the words “anticipates,” “estimates,” “expects,” “forecasts,” “intends,” “plans,” “predicts,” “projects,” “believes,” “seeks,” “will,” “may,” and similar expressions, are “forward-looking” statements” as defined by the Private Securities Litigation Reform Act of 1995. There can be no assurance that the Company’s projections will in fact be achieved nor do these projections reflect any acquisitions or divestitures that may occur in the future. While the Company’s expectations, beliefs and projections are expressed in good faith and are believed to have a reasonable basis, actual results may differ materially from those projected in forward-looking statements. Furthermore, each forward-looking statement speaks only as of the date on which it is made. In addition to other factors, the following are important factors that could cause actual results to differ materially from those discussed in the forward-looking statements: financial and economic conditions, including the availability of credit, and occurrences affecting the Company’s ability to obtain financing on acceptable terms for working capital, capital expenditures and other investments, including any downgrades in the Company’s credit ratings and changes in interest rates and other capital market conditions; changes in economic conditions, including global, national or regional recessions, and their effect on the demand for, and customers’ ability to pay for, the Company’s products and services; the creditworthiness or performance of the Company’s key suppliers, customers and counterparties;

economic disruptions or uninsured losses resulting from terrorist activities, acts of war, major accidents, fires, hurricanes, other severe weather, pest infestation or other natural disasters; factors affecting the Company’s ability to successfully identify, drill for and produce economically viable natural gas and oil reserves, including among others geology, lease availability, weather conditions, shortages, delays or unavailability of equipment and services required in drilling operations, insufficient gathering, processing and transportation capacity, the need to obtain governmental approvals and permits, and compliance with environmental laws and regulations; changes in laws and regulations to which the Company is subject, including those involving derivatives, taxes, safety, employment, climate change, other environmental matters, and exploration and production activities such as hydraulic fracturing; uncertainty of oil and gas reserve estimates; significant differences between the Company’s projected and actual production levels for natural gas or oil; significant changes in market dynamics or competitive factors affecting the Company’s ability to retain existing customers or obtain new customers; changes in demographic patterns and weather conditions; changes in the availability and/or price of natural gas or oil and the effect of such changes on the accounting treatment of derivative financial instruments; impairments under the SEC’s full cost ceiling test for natural gas and oil reserves; changes in the availability and/or cost of derivative financial instruments; changes in the price differential between similar quantities of natural gas at different geographic locations, and the effect of such changes on the demand for pipeline transportation capacity to or from such locations; other changes in price differentials between similar quantities of oil or natural gas having different quality, heating value geographic location or delivery date; changes in the projected profitability of pending or potential projects, investments or transactions; significant differences between the Company’s projected and actual capital expenditures and operating expenses; delays or changes in costs or plans with respect to Company projects or related projects of other companies, including difficulties or delays in obtaining necessary governmental approvals, permits or orders or in obtaining the cooperation of interconnecting facility operators; governmental/regulatory actions, initiatives and proceedings, including those involving derivatives, acquisitions, financings, rate cases (which address, among other things, allowed rates of return, rate design and retained natural gas), affiliate relationships, industry structure, franchise renewal, and environmental/safety requirements; unanticipated impacts of restructuring initiatives in the natural gas and electric industries; ability to successfully identify and finance acquisitions or other investments and ability to operate and integrate existing and any subsequently acquired business or properties; changes in actuarial assumptions, the interest rate environment and the return on plan/trust assets related to the Company’s pension and other post-retirement benefits, which can affect future funding obligations and costs and plan liabilities; significant changes in tax rates or policies or in rates of inflation or interest; significant changes in the Company’s relationship with its employees or contractors and the potential adverse effects if labor disputes, grievances or shortages were to occur; changes in accounting principles or the application of such principles to the Company; the cost and effects of legal and administrative claims against the Company or activist shareholder campaigns to effect changes at the Company; increasing health care costs and the resulting effect on health insurance premiums and on the obligation to provide other post-retirement benefits; or increasing costs of insurance, changes in coverage and the ability to obtain insurance. The Company disclaims any obligation to update any forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits
Exhibit 99	Presentation materials furnished for the Independent Petroleum Association of America’s Oil & Gas Investment Symposium

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL FUEL GAS COMPANY
By:	/s/ James R. Peterson
James R. Peterson
Assistant Secretary

Dated: April 12, 2011

EXHIBIT INDEX

Exhibit Number	Description
99	Presentation materials furnished for the Independent Petroleum Association of America’s Oil & Gas Investment Symposium